UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 2, 2004

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	5177880550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

2003 Gas Rate Case and 2001 Gas Depreciation Case Orders

On December 2, 2004, the Michigan Public Service Commission ("MPSC") issued orders in Consumers Energy Company’s ("Consumers") rehearing requests stemming from MPSC orders issued October 14, 2004 regarding Consumers’ 2003 gas rate case and the 2001 gas depreciation case. The orders are available on the MPSC website at www.michigan.gov/mpsc.

Regarding the 2003 gas rate case, the MPSC issued an order clarifying the method of computing Consumers’ rate of return on common equity, for purposes of whether the rate of return on common equity exceeds the authorized 11.4 percent rate, consistent with Consumers’ rehearing request. The MPSC held that (i) the actual current level of equity invested in Consumers should be used and (ii) actual (not weather-normalized) results should be used for the rate of return calculation required by the October 14, 2004 order.

Regarding the 2001 gas depreciation case, the MPSC issued an order approving Consumers’ rehearing request that the book depreciation rates be restored to the levels set forth in the MPSC’s December 18, 2003 interim gas rate relief order, effective and retroactive to October 14, 2004.

Stranded Cost Order

On November 23, 2004, the MPSC issued an order authorizing Consumers to collect its combined 2002 and 2003 "net" stranded costs under the Customer Choice Act, of approximately $63.2 million. The amount, including interest at an annual rate of 7 percent, will be collected through use of a stranded cost recovery charge of 1.2 mills per kilowatt-hour starting in December 2004 until fully collected. The order also approved a methodology for the calculation of stranded costs. This order is available on the MPSC website referenced above.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND RISK FACTORS” found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s and Consumers’ Forms 10-Q for the quarter ended September 30, 2004 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

December 6, 2004	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

December 6, 2004	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer